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                        CURB II 1993 LIMITED PARTNERSHIP
                          by its duly appointed agent,
                       Colonnade Development Incorporated

                                       AND

                             CPAD TECHNOLOGIES INC.

                                 October 1, 1997




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                               TABLE OF CONTENTS

1.       CERTAIN BASIC LEASE PROVISIONS

2.       DEFINITIONS

3.       PREMISES

4.       TERM

5.       POSSESSION

6.       BASIC RENT

7.       NET RENT

8.       DEPOSIT

9.        LESSEE'S COVENANTS

         9.1      Place of Payment
         9.2      Post-Date Cheques
         9.3      Taxes
         9.4      Sales Tax
         9.5      Operating Costs
         9.6      Capital Replacements
         9.7      Insurance
         9.8      Business Taxes
         9.9      Utilities for Premises
         9.10     Administration Fee
         9.11     Repairs
         9.12     Condition upon Termination
         9.13     Use of Premises
         9.14     Comply with Laws
         9.15     Assigning and Subletting
         9.16     Insure Equipment
         9.17     Liability Insurance
         9.18     Alterations
         9.19     Heating of Premises
         9.20     No Nuisance





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10.      ADJUSTMENT OF ADDITIONAL RENT

         10.1     Estimate
         10.2     Lessor's Statement
         10.3     Dispute of Statement
         10.4     No Adjustment

11.      PROVISOS

         11.1     Acceleration of Rent
         11.2     Distress
         11.3     Right to Follow
         11.4     No Liability of Lessor
         11.5     Overholding
         11.6     Indemnity by Lessee
         11.7     Negligence of Lessee
         11.8     Payment of Lessee's Expenses
         11.9     Liens
         11.10    Hazardous Waste
         11.11    Evidence of Payment
         11.12    Separate Metering

12.      LESSOR'S COVENANTS

         12.1     Quiet Enjoyment
         12.2     Building Insurance
         12.3     Pay Taxes
         12.4     Lessor's Repair
         12.5     Property Management

13.      DEFAULT

         13.1     Re-Entry
         13.2     Rights upon Default
         13.3     Lessor May Perform Covenants




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         THIS LEASE dated as of the 1st day of October 1997 is made

         BETWEEN

                  CURB II 1993 LIMITED PARTNERSHIP
                  by its duly appointed agent,
                  COLONNADE DEVELOPMENT INCORPORATED,

                  (hereinafter called the "Lessor")

                                      OF THE FIRST PART

         AND

                  CPAD TECHNOLOGIES, INC.

                  (hereinafter called the "Lessee")

                                         OF THE SECOND PART.

         WHEREAS, the Lessor has agreed to lease to the Lessee the whole of the Building known as 152 Cleopatra Drive Nepean, Ontario being comprised of approximately 18,360 square feet of Gross Rentable Area together with the means of ingress and egress to the said Building and the Parking Area (which premises are hereinafter called the "Premises") and the Lessee has agreed to lease the Premises on the terms and conditions hereinafter set forth.

1.       CERTAIN BASIC LEASE PROVISIONS

         The following are certain basic provisions of this Lease:

     (a) Location of Premises. 152 Cleopatra Drive, Nepean, Ontario outlined in red on the floor plan attached hereto as Schedule "B";

(b) Gross Rentable Area of Premises. Eighteen Thousand, Three Hundred Sixty (18,360.00) square feet calculated in accordance with paragraph 2.4;

(c)      Term.  Five (5) Years;

(d)      Commencement Date.  October 1, 1997;

(e)      Termination Date.  September 30, 2002;

(f) Basic Rent. An amount equal to an annual rate from October 1, 1997 to September 30, 2000 of Eight Dollars ($8.00) per square foot of Gross Rentable Area of the Premises being One Hundred



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Forty Six Thousand,  Eight Hundred Eighty Dollars  ($146,880.00) per annum, from
October 1, 2000 to September 30, 2002, of Ten Dollars ($10.00) per square foot of Gross Rentable Area of the Premises being One Hundred Eighty-Three Thousand, Six Hundred Dollars ($183,600.00) per annum as provided in Article 6;

(g) Operating Costs and Taxes. Lessee to pay all operating costs and Taxes which are estimated and payable monthly in advance as provided in Articles 10.1;

(h) Sales Tax. Lessee is to pay all Sales Tax charged with respect to Rent payable pursuant to this Lease as provided in paragraph 9.4;

(i) Parking. The Lessee has the exclusive right to the use of the parking area adjacent to Building for the use of the Lessee, its employees and invitees;

(j)      Schedules:

         "A" - Legal Description of the Lands
         "B" - Floor Plan
         "C" - Site Plan showing location of parking area outlined in blue "D" - Rules and Regulations

     (k) Permitted Use. General office, light manufacturing and assembly, research and development and storage use;




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         The  parties  acknowledge  and  Agree  that the  terms  set out in this paragraph 1 are intended to be a summary of certain basic terms of this Lease. In the event of any inconsistency between the terms of Section 1 and the terms set out in the Lease, the latter shall govern.

2.       DEFINITIONS

2.1 "Building" means the single-storey , single-tenant building situate on the Lands and municipally known as 152 Cleopatra Drive, in the City of Nepean, Ontario;

2.2 "Gross Rentable Area " shall mean all the area within the outside walls of the Premises and shall be computed by measuring from the outside surface of the outer Building walls and windows set in such walls and to the center line of partitions which separate the Premises from adjoining rentable areas without deduction for columns, projections, flues, stacks, pipe shafts or vertical ducts and their enclosing walls;

2.3 "Hazardous Substances" includes without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

2.4 "Lands" means the lands more particularly described in Schedule "A" attached hereto or as such lands may be altered, expanded or reduced from time to time, and the improvements, buildings, equipment and facilities erected thereon or situate from time to time therein.

2.5 "Lease Year" shall mean a period of twelve (12) consecutive calendar months during the Term ending on the 31st day of December, except that:

         (a) the first Lease Year during the Term shall begin on the Commencement Date and shall end on the 31st day of December in the calendar year in which the Commencement Date occurs, and may be a period of less than twelve (12) consecutive calendar months, and

         (b) the last Lease Year during the Term shall begin on the first day of January of the calendar year during which the last day of the Term occurs and shall end on the last day of the Term, and may be a period of less than twelve (12) consecutive calendar months.

2.6 "Rent" means both basic rent, and additional rent, payable under this Lease.

3.        PREMISES

         In consideration of the Rent, covenants and agreements hereinafter reserved and contained on the part of the Lessee to be paid, observed, and performed, the Lessor leases to the Lessee the



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Premises, constituting a Gross Rentable Area of approximately Eighteen Thousand,
Three Hundred Sixty (18,360) square feet of office space, all of which portion of the Building is hereinafter called the "Premises".

4.       TERM

         To have and to hold the Premises for and during a term of Five (5) years, to be computed from the 1st day of October, 1997, (hereinafter called the "Commencement Date") and to be fully completed and ended on the 31st day September 2002;

5.       POSSESSION

     It is agreed that if the Lessor is unable to deliver vacant possession of the Premises on the Commencement Date by reason of the Premises or the Building being incomplete and not wholly fit for occupation, the Lessor shall diligently exercise all of its rights to complete the Premises or the Building, as the case may be, and the Rent payable hereunder shall abate pro rata until the day on which the Lessee is given vacant possession of the Premises but the Lessor shall not be liable to the Lessee for damages of any nature whatsoever and the lease shall continue tin full force and effect subject only to the abatement of Rent as aforesaid. .

6.       BASIC RENT

     6.1 Basic Rent. Yielding and paying to the Lessor in each and every year of the Term as basic rent:

         (a) during the period commencing on October 1, 1997, and ending on September 30, 2000, an annual rate of Eight Dollars ($8.00) per square foot of Gross Rentable Area being One Hundred Forty-six Thousand, Eight Hundred Eighty Dollars ($146,880.00) per annum payable in equal consecutive monthly instalments of Twelve Thousand, Two Hundred Forty Dollars ($12,240.00) each in advance on the first day of each and every month of such period;

         (b) during the period commencing on October 1, 2000 and ending on September 30, 2002, an annual rate of Ten Dollars ($10.00) per square foot of Gross Rentable Area being One Hundred Eighty-three Thousand, Six Hundred Dollars ($183,600.00) per annum payable in equal consecutive monthly instalments of Fifteen Thousand, Three Hundred Dollars ($15,300.00) each in advance on the first day of each and every month of such period;

7.       NET RENT

         The basic rent reserved by this Lease shall be absolutely net to the Lessor, so that this Lease shall yield net to the Lessor, the basic rent specified in Article 6 hereof, in each year during the Term without notice or demand, and free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off and under no circumstances or conditions whether now existing or hereafter arising whether beyond the present contemplation of the parties, is the



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Lessor to be expected  or  required  to make any payment of any kind  whatsoever except as herein otherwise expressly set forth and all expenses and obligations of every kind and nature whatsoever relating to the Premises which may arise or become due during or out of the Term shall be paid by the Lessee and the Lessor shall be indemnified and saved harmless by the Lessee from all costs of same.

8.       DEPOSIT

         Intentionally Deleted.

9.       LESSEE'S COVENANTS

         The Lessee covenants with the Lessor as follows:

 9.1 Place of Payment. To pay to the Lessor, at the office of the Lessor at One Antares Drive, Suite 510, Nepean, Ontario or at such other place in Canada as the Lessor designates from time to time in writing. in lawful money of Canada the Rent and all other amounts owing by the Lessee to the Lessor, without any deduction, set-off or abatement whatsoever.

9.2 Post-Dated Cheques. If requested by the Lessor, the Lessee shall on or before the Commencement Date and before the first day of each year of the Term thereafter deliver to the Lessor a series of post-dated cheques, one for each month of such year, drawn for an amount equal to the amount of basic rent and estimated additional rent and Sales Tax payable in each month of such year, or in lieu thereof, if requested by the Lessor, shall arrange with its bank for pre-authorized cheques in such amount;

9.3 Taxes. To pay to the Lessor, as additional rent, all municipal and other real property taxes (including without limitation local improvement rates and school taxes), rates, charges, duties and assessments that may be levied, rated, charged, or assessed against the Building, the Premises or the Lands or any part thereof or upon the Lessor on account thereof (hereinafter collectively called the "Taxes") save and except all personal or corporate income taxes of the Lessor. Taxes shall include all expenses incurred by the Lessor in obtaining or attempting to obtain a reduction in Taxes. Without limiting the generality of the foregoing, Taxes shall be deemed to include the following:

                  (i) the amount of tax or excise payable by the Lessor under the Corporations Tax Act of Ontario as amended or replaced from time to time or any other legislation Imposing taxes on account of capital and including the amount of any capital or place of business tax levied by the provincial government or other applicable taxing authority against the Lessor with respect to the Lands and the Building, calculated as if the Lands and the Building were the only property of the Lessor; and



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                  (ii)     an  amount  equal  to such  percentage  of the  Large
                           Corporations Tax payable by the Lessor under the Income Tax Act of Canada as amended or replaced from
                           time  to  time  or  any  other  federal   legislation
                           imposing taxes on account of taxable capital employed in Canada, as the Lessor reasonably attributes to the Lands and the Building.

 Without limiting the generality of the foregoing, the Lessee shall also pay and discharge as additional rent every other tax, charge, rate, assessment or payment which may become a charge or encumbrance upon or levied or collected upon or in respect of the Premises or any part thereof as the same become due respectively, whether charged by any municipal, parliamentary or other governmental body during the Term.

         The Lessee shall have the right to contest by appropriate legal proceedings the validity of any Tax, and if the payment of any such Taxes may be legally held in abeyance without subjecting the Lessor or the Lessee to any Liability of any nature whatsoever for failure so to pay , the Lessee may postpone such payment until the final determination of any such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch;

9.4 Sales Tax. Notwithstanding any other provision of this Lease, the Lessee shall pay to the Lessor an amount equal to the Sales Tax (as defined below). The amount of the Sales Tax payable by the Lessee shall be calculated by the Lessor in accordance with the applicable legislation and shall be paid to the Lessor at the same time as the amounts to which such Sales Tax applies are payable to the Lessor, or upon demand at such other time or times as the Lessor may from time to time determine acting reasonably. Notwithstanding any other provision of this Lease, the amount payable by the Lessee under this paragraph 9.4 shall be deemed not to be rent but the Lessor shall have all of the same remedies for and rights of recovery of such amount as it has for the recovery of rent whether under this Lease or otherwise. For the purposes of this paragraph 9.4, "Sales Tax" shall mean any and all goods and services taxes, sales taxes, value-added taxes, multi-stage taxes, business transfer taxes or other similar taxes imposed on the Lessor with respect to Rent payable by the Lessee to the Lessor under this Lease or in respect of the rental of the Premises whether or not characterized as goods and services taxes, sales taxes, value-added taxes, business transfer taxes or otherwise. Notwithstanding any other provision contained in the Lease, operating costs shall have deducted therefrom any input or other credit or refund which the Lessor receives on account of the payment of Sales Tax with respect to the purchase of goods and services by the Lessor which have been included in the costs of operating or administering the Premises, the Building or the Lands;

 9.5 Operating Costs. To pay to the Lessor, as additional rent, the Lessee's Proportionate Share of all those costs and expenses incurred from time to time by the Lessor to operate, maintain, clean, promote, supervise and repair the Building (including without limitation capital repairs but excluding those costs and expenses Incurred to repair or replace the roof and structural components of the Building), and those costs and expenses incurred by the Lessor to operate, maintain, clean, police and supervise the Lands, less a sum equal to any insurance proceeds, net of costs, actually received by the Lessor with respect to any of the foregoing costs and expenses (hereinafter referred to as "Operating Costs"). Operating Costs shall include, without limiting the generality of the foregoing, all costs and expenses relating to the following items: professional fees (including legal and accounting); gardening and landscaping; heating, ventilating and air-conditioning; utility and water charges; painting, including without limitation, line painting; lighting; signs; sanitary control; cleaning; security; maintenance of Common Areas and outside walls; supplies; mechanical, plumbing and electrical facilities; traffic control; removal of snow and refuse; cleaning; elevator maintenance; depreciation on and/or rentals of machinery and equipment; the wages, salaries, fringe benefits and severance pay for personnel required to implement such services and any amounts paid to independent contractors, including management companies, for any services hereinbefore described; excluding from such expenses only original acquisition and construction costs and depreciation (except on machinery and equipment as aforesaid);

9.6 Capital Replacements. If capital replacements or repairs are made to the Building or Lands (excluding the structure and roof of the Building) during the Term, to pay to the Lessor, as additional rent, the Lessee's Proportionate Share of the depreciation or amortization of the cost of such capital replacement or repair amortized over the life expectancy of such capital replacement or repair or ten (10) years, whichever period is shorter, together with interest calculated at one percentage (1%) point above the average daily prime bank commercial lending rate charged by the Lessor's Canadian chartered bank upon the underpreciated or unamortized portion of the cost of such capital replacement or repair;

9.7 Insurance. To pay to the Lessor, as additional rent, the cost of all premiums payable by the Lessor for all insurance placed by the Lessor pursuant to paragraph 12.2. If any of the premiums payable for such insurance shall increase because of the Lessee or the use or occupancy of the Premises, anything kept thereon, or anything done or omitted to be done therein, the amount of such increase shall be paid by the Lessee to the Lessor on demand. In determining whether increased premiums are the result of the use or occupation of the Premises a schedule issued by the organization setting the insurance rate on the Premises showing the various components of the rate shall be conclusive evidence of the several items and charges which make up the insurance rate on the Premises. If any policy of insurance placed by the Lessor is canceled or threatened .to be canceled or threatened not to be renewed or if the coverage thereunder Is reduced or threatened to be reduced because of the Lessee or the use or occupation of the Premises or anything kept on the Premises or anything done or omitted to be done therein, the Lessor may give the Lessee notice thereof and if the Lessee fails to remedy the matter within forty-eight (48) hours after receipt of such notice, the Lessor shall have the right to either:
(i) enter upon the Premises and remedy the condition giving rise to the cancellation or reduction or threatened cancellation or reduction, and the Lessee shall pay to the Lessor the cost thereof on demand, or (ii) to re-enter the Premises whereupon Article 13 shall apply mutatis mutandis;

     9.8 Business Taxes. To pay, as the same become due, all business taxes and all other assessments Imposed or levied upon the business or income of the Lessee in respect of the Lessee's occupancy of the Premises;

9.9 Utilities For Premises. To pay, as the same become due to the Lessor as additional rent, the Lessee's Proportionate Share of all charges for public utilities, including without limitation, water, sewage, gas, garbage collection, electrical power or energy, steam and hot water used upon or in respect of the Premises and for fittings, machines, apparatus, meters and other things leased in respect thereof, and for all work or services performed by any corporation or commission In connection with such public utilities;

     9.10 Administration Fee. To pay to the Lessor, as additional rent, an administration fee equal to ten percent (10%) of the total costs and expenses payable as additional rent and described in 9.3 to 9.10 inclusive;

9.11 Repairs. At its own expense, to maintain and keep the Premises and every part thereof in a clean and sanitary condition, In good order and condition and promptly make all needed repairs and replacements except for those of a structural nature including the roof of the Building find except for those defects in construction performed by the Lessor or installations made by the Lessor. The Lessee's obligation to repair shall be co-extensive with repairs which would be made by a prudent owner with respect to Its own property. Without limiting the generality of the foregoing, the Lessee shall keep the Premises well painted and clean, and in a first-class condition as would a careful owner, and shall promptly replace all broken or cracked glass with glass of equal quality. Where an Inspection reveals repairs are necessary , the Lessor shall give the Lessee written notice of the same, and thereupon the Lessee shall, within fifteen (15) days from the date of the delivery of the notice, make the necessary repairs in a good and workmanlike manner;

9.12 Condition Upon Termination. At the expiration or sooner determination of the Term, to peaceably surrender and yield up unto the Lessor the Premises together with all appurtenances, improvements or erections which at any time during the Term shall be made therein or thereon, In a good and substantial state of repair and condition, reasonable wear and tear only excepted. The Lessee's obligation to leave the Premises in a good and substantial state of repair and condition shall be co-extensive with those repairs which would be made by a prudent owner with respect to its own property. Upon the expiration or sooner determination of the Term, the Lessee shall have the right, If not then in default, to remove and shall remove if required to do so by the Lessor, all Its trade fixtures, furniture and equipment, making good at the Lessee's expense all damage caused by such removal. The Lessee further agrees; that all fixtures (excluding trade fixtures) and all leasehold improvements made at any time prior to or after the Commencement Date, whether by the Lessee or the Lessor, shall immediately upon affixation or installation become the property of the Lessor and shall remain upon the Premises provided that upon the expiration or sooner determination of the Term if so directed by the Lessor, the Lessee shall remove all such fixtures and leasehold improvements as the Lessor may require, making good at the Lessee's expense all damage caused by such removal. All property of the Lessee remaining upon the Premises after the termination of its tenancy shall be deemed to have been abandoned by the Lessee in favour of the Lessor and may be disposed of by the Lessor, at the Lessee's cost without any Liability to the Lessor whatsoever.

     9.13 Use Of Premises. To use the Premises for the purpose of a general office and light manufacturing and assembly, research and development and storage use befitting a first-class building and for no other purpose;

9.14 Comply With Laws. To abide by and comply with all statutes, by-laws, rules and regulations of every parliamentary , municipal, township or other authority which in any manner relate to or affect the Premises or the tenancy of the Lessee; and to put the Premises in such state of repair as to comply with the said statutes, by-laws, rules and regulations; and to indemnify and save harmless the Lessor from any penalty, costs, charges or damages to which the Lessor may be put or suffer by reason of having to alter the Premises to conform with any such statutes, by-laws, rules or regulations by reason of the tenancy of the Lessee;

9.15 Assigning And Subletting. Not to assign this Lease or sublet or part with or share possession of the Premises, in whole or In part, by operation of law or otherwise, without first obtaining the prior written consent of the Lessor, which consent shall not be unreasonably withheld. If the Lessee Is a corporation, the Lessee shall be prohibited from effecting any transfer or issue by sale, assignment, bequest, inheritance, operation of law or other disposition, or by subscription, allotment, cancellation or redemption, from time to time, of any shares of the Lessee or of any parent or subsidiary corporation of the Lessee or any corporation which is an associate or affiliate of the Lessee (as those terms are defined pursuant to the Business corporations Act, 1982 (Ontario) and amendments thereto), which results in any change. In the effective voting control or other control of the Lessee as at the date of this Lease without first obtaining the prior written consent of the Lessor in each instance, which consent may not be unreasonably withheld. The prohibition against the change of voting control or other control contained in this paragraph 9.13 shall not apply to the Lessee if and so long as (i) the Lessee is a public corporation whose shares are traded and listed on any recognized stock exchange in Canada or the United States; or (ii) the Lessee is a private corporation but is controlled by a public corporation defined as aforesaid. The giving of consent by the Lessor shall, at the option of the Lessor, be conditional upon the following: (a) the proposed assignee or sub-lessee shall agree in writing to assume and perform all of the terms, covenants, conditions and agreements imposed by this Lease upon the Lessee, in a form satisfactory to the solicitor for the Lessor, (b) notwithstanding any such assignment, whether consented to or not, the Lessee shall nonetheless remain responsible to the Lessor for the performance of all terms, covenants, conditions and agreements imposed by this Lease upon the Lessee, and (c) the Lessee shall pay the Lessor's reasonable solicitor's fees incurred in assessing, processing and documenting any request under this paragraph regardless of whether or not consent is granted. Consent by the Lessor in any instance shall not constitute a waiver of the necessity for such consent in any other instance;

9.16 Insure Equipment. To purchase and maintain ai its own expense all risk direct damage insurance upon all of the Lessee's improvements, goods, chattels, furniture, fixtures. trade fixtures and equipment and all parts of the Premises which the Lessee is obligated to keep in repair, to their full replacement value;

9.17 Liability Insurance. To purchase and maintain at its own expense comprehensive general public Liability insurance, including broad form tenants legal Liability insurance, against claims for death, personal injury and property damage in or about the Premises, in amounts which are from



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time to time  acceptable  to a  prudent  tenant  in the  community  in which the
Building  is  located,  but in any  event  not  less  than Two  Million  Dollars
($2,000,000.00) for death, illness or injury to one or more persons and for damage to property regardless of the number of claims arising as a result of any one occurrence, and shall take out and maintain at its own expense such further or other insurance in amounts and upon terms reasonable for a prudent lessee to provide as determined by the Lessor and its insurance adjusters or its mortgagee, acting reasonably. If the nature of the Lessee's business is such as to place all or any of its employees under the coverage of local worker's compensation or similar statutes, the Lessee shall also keep in force at its expense, worker's compensation or similar insurance affording statutory coverage in containing statutory limits.

         Each policy of insurance  issued in conformity with paragraphs 9.16 and
9.17 shall be in a form satisfactory to the Lessor, be placed with insurers approved by the Lessor, such approval not to be unreasonably withheld, and shall exclude the exercise of any claim of the insurer whether by subrogation or otherwise against the Lessor or against those for whom the Lessor is in law responsible. Each such policy shall name the Lessor and the Lessor's mortgagees as named insureds as their interests may appear and shall contain severability of interest and cross-Liability endorsements. Each such policy shall be endorsed to provide that in the event of any change in them which could affect the Lessor or its mortgagees, or in the event of their cancellation, the Insurer shall give notice by registered mail to the Lessor and its mortgagees not less than thirty
(30) days prior to the effective date of such change or cancellation. Upon the request of the Lessor or any of its mortgagees, the Lessee shall deliver certificates of insurance in a form acceptable to them, and, if required, certified copies of each such policy of insurance;

9.18 Alterations. Prior to and throughout the Term, not to make any erection, alteration, addition or improvement to the Premises without first submitting detailed plans and specifications (including materials to be used) thereof to the Lessor, and without first obtaining the approval in writing thereto from the Lessor; such approval not to be unreasonably withheld. The Lessee acknowledges and agrees, however, that it shall be deemed to be reasonable for the Lessor to withhold its approval if. (i) the Lessee is then in default of any of its obligations under this Lease; (ii) the Lessee has not submitted to the Lessor drawings, elevations (where applicable), specifications (including the materials to be used), locations (where applicable) or exterior decoration and design of the proposed alteration, erection, addition or improvement, all of which must be satisfactory to the Lessor, acting reasonably; (iii) in the opinion of the Lessor, acting reasonably, the proposed erection, alteration, addition or improvement may diminish the value of the Building or the Lands or the amount of rental or other income to be derived from the operation of the Building or the Lands; or (iv) the proposed erection, alteration, addition or improvement does not conform in all respects to the National Building Code and amendments thereto and replacements thereof then in force or any other lawful requirement of any statutory authority having jurisdiction with respect to the proposed erection, alteration, addition or improvement. Any erection, alteration, addition or improvement placed upon the Premises shall be subject to fill the provisions of this Lease and if removed as hereinbefore provided, the Lessee shall repair all damage caused by the installation and removal thereof;

     9.19 Heating of Premises. To heat the Premises at a temperature to prevent damage to ally kind whatsoever to the Premises; and

9.20 No Nuisance. Not to do or suffer any waste, damage or injury to the Premises and not to permit the Premises to be used for any dangerous, noxious or offensive trade or business and not to cause or allow nuisance in the Premises.

10.      ADJUSTMENT OF ADDITIONAL RENT

         ALL additional rent payable hereunder shall be paid in the following manner:

10.1 Estimate. Prior to the first day of each Lease Year, the Lessor shall compute and deliver to the Lessee a bona fide estimate of additional rents for such Lease Year and without further notice the Lessee shall pay to the Lessor in monthly instalments in advance, one twelfth (1/12) of such estimate together with the Lessee's payment of basic rent for such Lease Year;

10.2 Lessor's Statement. Unless delayed by causes beyond the Lessor's reasonable control, the Lessor shall deliver to the Lessee within one hundred and twenty
(120) days after the end of each Lease Year, a written statement ("the Statement") setting out in reasonable detail the Lessor's costs and expenses by way of additional rent for such Lease Year and such Statement shall be certified to be correct by an officer of the Lessor. If the aggregate of the monthly instalments of additional rent actually paid by the Lessee to the Lessor during such Lease Year differs from the amount actually payable for such Lease Year under terms of this Lease, the Lessee shall pay or the Lessor shall refund the difference (as the case may be) without interest within thirty (30) days after the date of delivery of the Statement;

10.3 Dispute Of Statement. If Lessor and Lessee disagree on the accuracy of the costs and expenses as set forth In the Statement, the Lessee shall nevertheless make payment in accordance with any notice given by the Lessor, but the disagreement shall be immediately referred by the Lessor for prompt decision by the Lessor's auditors who shall be deemed to be acting as an expert and not an arbitrator, and a determination signed by the Lessor's auditors shall be final and binding on both the Lessor and the Lessee. Any adjustment required to any previous payment by the Lessee or the Lessor by reason of any such decision shall be made within fourteen (14) days thereof, and the party required to make payment under such adjustment shall bear all costs of the expert making such decision, except where the payment represents three percent (3%) or less of the total costs and expenses that were the subject of the disagreement in which case the Lessee shall bear all such cost;

10.4 No Adjustment. Neither party may claim readjustment in respect of such costs and expenses for a Lease Year if based upon any error of computation or allocation except by notice delivered to the other party within twelve (12) months after the date of delivery of the Statement.

11.      PROVISOS

         Provided, and it is hereby expressly agreed that:

11.1 Acceleration Of Rent. If, without the consent of the Lessor, the Premises shall become and remain vacant or not used for a period of five (5) or more consecutive days, during the Term hereby granted or any renewal or extension thereof or any of the goods and chattels of the Lessee shall be at any time seized or taken in execution or in attachment by any creditor of the Lessee or the Lessee shall make any assignment for the benefit of creditors, or any bulk sale, or become bankrupt or insolvent or take the benefit of any act now or hereafter in force for bankrupt or Insolvent debtors or any order shall be made for the winding-up of the Lessee, or if a receiver, trustee or manager takes or obtains possession or effective control of the Lessee's property or if the Lessee without the written consent of the Lessor, abandons or attempts to abandon the Premises or to sell or dispose of goods or chattels of the Lessee or to remove them or any of them from the Premises so that there would not in the event of abandonment, sale or disposition be sufficient goods on the Premises subject to distress to satisfy all rentals due or accruing due hereunder, then in every such case the then current month's Rent and the next ensuing three (3) months' Rent payable by the Lessee hereunder shall immediately be paid by the Lessee to the Lessor and the Lessor may terminate this Lease and the Term and/or renewal shall immediately be forfeited and void, in which event the Lessor may re-enter and take possession of the Premises as though the Lessee or any occupant or occupants of the Premises was or were holding over after the expiration of the Term without any right whatsoever, and In every of the cases above, such accelerated rent shall be recoverable by the Lessor in the same manner as the rent hereby reserved;

11.2 Distress. Notwithstanding the benefit of any present or future statute taking away or limiting the Lessor's right of distress, none of the goods or chattels of the Lessee on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears. The Lessor shall have the right to enter the Premises, and to take possession of any goods or chattels whatsoever on the Premises, and to sell same at public or private sale without notice or apply the proceeds of such sale on account of rent or on satisfaction of the breach of any covenant, obligation or agreement herein contained and the Lessee shall remain liable for the deficiency, If any;

11.3 Right to Follow. Provided that in case of removal by the Lessee of the goods and chattels of the Lessee from the Premises, the Lessor may follow the same for thirty (30) days 111 the manner provided for in the Landlord and Tenant Act, as amended from time to time;

11.4 No Liability of Lessor. Except in the event of its willful act or omission, the Lessor shall not in any event whatsoever be liable for or responsible in any way for any personal injury or death that may be suffered or sustained by any officer, servant, agent or employee, licensee or invitee of the Lessee or any person who may be upon the Premises or for any loss of or damage or injury to any property belonging to the Lessee or belonging to any of its officers, servants, agents or employees, licensees and invitees or belonging to any other person which property is on the Premises and, in particular (but without limiting the generality of the foregoing) except in the case of any of the aforesaid events, the Lessor shall not be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or adjoining premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or quarter or for damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage caused by anything done or omitted to be done by any other tenant of the Lessor.

11.5 Overholding. Each of the parties hereto acknowledge and agree that it is their intention that subject to the terms and conditions of this paragraph 11.5, this Lease shall automatically renew at the end of the Term. [which for the purposes of this section shall be deemed to include any renewal term where the Lessee has exercised its option to renew in accordance with paragraph 4.2 herein]. The Lessee shall deliver to the Lessor written notice of its intention to terminate this Lease no later than twelve (12) months prior to the expiration of the Term. If the Lessee fails to give notice in the manner and in the period of time provided for in this paragraph 11.5 and provided the Lessor in its sole discretion gives its consent to the Extended Term (as defined herein), then the Term shall be extended for a further term of twelve (12) consecutive calendar months (the "Extended Term") on the same terms and conditions as are contained in this Lease save and except that there shall be no further Extended Term, rent free period, tenant Improvement allowance or any other tenant inducements and there shall be no further option to renew. The basic rent payable during the Extended Term shall be an amount equal to the basic rent payable by the Lessee during the last year of the Term.

If the Lessee should:

         (a) overhold after the expiration of the Term and the Lessor has not consented to the Extended Term; or

         (b) overhold after the expiration of the Term after having properly given notice of its intention to terminate the Lease in accordance with this paragraph 11.5; or

         (c)      overhold after the expiration of the Extended Term;

then such holding over shall be construed to be a tenancy from month-to-month only and shall be of no greater effect, any custom, statute, law or ordinance to the contrary notwithstanding. Such month-to-month tenancy shall be construed by the same terms and conditions hereof (including the payment of basic rent and additional rent) notwithstanding any statutory provisions or rules of law with respect to the Instance of the month-to-month lease, save and except that the terms and conditions during such overholding shall not include the Extended Term provisions contained in this paragraph 11.5 and further save and except that the Lessee shall pay to the Lessor a monthly basic rental equal to two (2) times the last monthly basic rent payable pursuant to Article 6 hereof. The Lessee shall promptly indemnify and hold harmless the Lessor from and against any and all actions, or causes of action, damages, loss, expenses, liabilities, fines, suits, claims, or demands whatsoever, incurred by the Lessor as a result of the Lessee remaining in possession of all or any part of the Premises after the expiry of the Term. The Lessee shall not interpose any counterclaim in any proceeding based on overholding by the Lessee;

11.6 Indemnity by Lessee. The Lessee shall indemnify and save harmless the Lessor from and against all actions or causes of action, damages, loss, expenses, liabilities, fines, suits, claims, demands and actions of any kind or nature which the Lessor may sustain or to which the Lessor shall or may become liable for or suffer by reason of this Lease or the use or occupation by the Lessee of the Premises, Including without limitation, any breach, violation or non-performance by the Lessee of any covenant, term or provision hereof or by reason of any Injury or death resulting from, occasioned to or suffered by any person or persons or any property by reason of any act, neglect or omission on the part of the Lessee or anyone for whom it is responsible at law but not including any actions or causes of action, damages, loss, expenses, liabilities, fines, suits, claims, demands and actions of any kind or nature due to the wrongful act or omission of the Lessor or any person for whom the Lessor is responsible at law; such indemnification in respect of any such breach, violation or non-performance, damage to property, Injury or death, use or occupation of the Premises occurring during the Term and all renewals thereof shall survive any termination of this Lease, anything in this Lease to the contrary notwithstanding;

11.7 Negligence Of Lessee. Should the Building, including the Premises, glass, pipes and other apparatus get out of repair or become damaged, destroyed or non-functional through the negligence, wrongful act or omission or misuse by the Lessee, its officers, servants, agents, employees, licensees, or invitees, the expenses or necessary repairs, replacements or alterations shall be borne by the Lessee and paid to the Lessor as additional rent on demand;

11.8 Payment Of Lessee's Expenses. if the Lessee fails to pay any Taxes, Sales Taxes, rates, insurance premiums or other charges which it has herein covenanted to pay under any requirements or provisions of this Lease, the Lessor may pay the same and shall be entitled to charge One hundred and Fifteen percent (115%) of the sums so paid to the Lessee who shall pay them forthwith upon demand, and the Lessor, in addition to any other rights, shall have the same remedies and may take the same steps for recovery of rent in arrears under the terms of this Lease; all arrears of Rent and moneys paid by the Lessor on the Lessee's behalf shall bear Interest at a rate calculated as being five percent (5%) greater than the prime rate of interest charged from time to time by The Royal Bank of Canada from the time such arrears become due until paid to the Lessor, such interest to be calculated and compounded monthly;

11.9 Liens. The Lessee shall indemnify and hold harmless the Lessor from and against any Liability, claim, damages or expenses (including legal expenses) due to or arising from any claim made against the Premises, the Building or the Lands for all liens related to all work done by or on behalf of the Lessee and all work which the Lessee is obliged to do pursuant to this Lease and any such Liability, claims, damages or expenses incurred by the Lessor shall be paid by the Lessee to the Lessor forthwith upon demand; and the Lessee shall cause all registration of claims for liens and/or certificates of action under the Construction Lien Act and relating to any such work done by or on behalf of the Lessee and all work which the Lessee is obliged to do to be discharged or vacated as the case may be within fifteen (15) days of such registration or within five (5) days after notice from the Lessor failing which the Lessor in addition to any other rights or remedies it may have hereunder may but shall not be obligated to discharge such liens and/or certificates by payment into court; any such payments and the Lessor's legal costs (on a solicitor and his client basis) and other costs of obtaining and registering such discharges shall be repaid by the Lessee to the Lessor forthwith after notice thereof and shall be recoverable as if the same were rent reserved and in arrears hereunder; and

11.10    Hazardous Waste. The Lessee shall not cause or permit to occur:

         (a) any violation of any federal, provincial or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Lands and Premises, or arising from the lessee's use or occupancy of the Lands or Premises, including, but not limited to, soil and ground water conditions; or

         (b) the use, generation, release, manufacture, refining, production, processing, storage, or disposal of any Hazardous Substance on, under or about the Lands and Premises, or the transportation to or from the Lands and Premises of any Hazardous Substance.


         The Lessee shall indemnify, defend, and hold harmless the Lessor and the mortgagee of the Lands, and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims, and actions of every kind, and all costs associated therewith (Including legal fees on a solicitor and his own client basis) and consultants' fees arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term, at or from the Premises, or which arises at any time from the Lessee's use or occupancy of the Premises, or from the lessee's failure to provide all information, make all submissions, and take all steps required by all authorities under any such environmental laws and this indemnity shall survive the expiration of the Lease. Provided that the Lessee shall not be responsible for any cost related to the removal of any Hazardous Waste from the Premises where such Hazardous Waste was not caused by the Lessee.

11.11 Evidence Of Payment. The Lessee shall from time to time at the request of the Lessor produce to the Lessor satisfactory evidence of the due payment by the Lessee of all payments required to be made by the Lessee under this Lease.

11.12 Separate Metering. The Lessor shall have the right, where the Lessor deems necessary, at any time or times to install separate metering for any or all of the public utilities servicing the Building or the Premises. The Lessee shall pay all costs associated with the work or services performed for the installation, fittings, machines, meters and other things necessary in connection with the separate metering.

12.      LESSOR'S COVENANTS


         The Lessor covenants with the Lessee as follows (subject, where applicable, to participation by the Lessee by the.,payment of additional rent):

     12.1 Quiet Enjoyment. Provided the Lessee pays all rent reserved hereunder and performs all the Covenants herein contained on its part to be performed, the Lessee shall have quiet enjoyment of the Premises;

     12.2 Building Insurance. To maintain Liability insurance, all risk property insurance with extended coverage, Insurance against loss of rental income, boiler and pressure vessel Insurance and such other or additional insurance coverage as the Lessor, acting reasonably, carries from time to time on the Building and all property and interest of the Lessor in the Building or other improvements on the Lands, with coverage and in amounts not less than those which would from time to time be carried by a prudent owner in the area in which the Building is located, acting reasonably;

12.3 Pay Taxes. To pay Taxes assessed against the Building and provided that if the Lessee be assessed a separate school supporter, the Lessee will pay to the Lessor a sum sufficient to cover the excess tax, if any, for a full calendar year, said sum to be estimated on the tax rate for the current year and to be payable in equal consecutive monthly instalments in addition to the above mentioned rental;

12.4 Lessor's Repair. To repair and maintain the Building, including the structure of the Building and the roof, but save and except those repairs to the Premises which are the Lessee's responsibility.

13.      DEFAULT

13.1 Re-Entry. The Lessor may re-enter the Premises upon non-payment of Rent or non-performance of covenants by the Lessee. Notwithstanding anything herein contained or any statutory provisions to the contrary, the Lessor's right of re-entry herein for non-payment of Rent shall become exercisable immediately upon written notice to the Lessee of such default being made (but no such notice shall be required if the Lessee defaults more than three times in the payment of Rent, even though such defaults may each have been timely cured, but whether such notice is required to be given or not, the Lessee agrees that Rent is due and payable by the Lessee under this Lease on its due date) and the Lessor's right to re-entry for non- performance of any covenant other than the covenant to pay additional rent and other than the covenants contained in paragraph 9.4 shall become exercisable within ten (10) days after written notice is given to the Lessee of such default and Lessee within such period of ten (10) days fails to commence diligently and thereafter to proceed diligently and continuously to cure any such non-performance, and Lessee hereby waives the benefit of s. 19(2) of the Landlord and Tenant Act,. R.S.O ., 1990 as amended ( the "Act"). In addition the Lessee waives the benefit of s. 20.(1) of the Act. The Lessee hereby irrevocably waives (i) the benefit of any present or future laws, statutory or otherwise, which in any way may take away, limit or diminish the Lessor's right to terminate this Lease or re-entry Into possession of the Premises in pursuance of its rights or remedies as set forth In this Lease, and
(ii) any and all rights of redemption granted by or under any present or future laws, statutory or otherwise, in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Premises by reason of the violation by Lessee of any of the terms of conditions of this Lease or otherwise. Lessee acknowledges that the provisions contained In this Section 13 are fair and equitable in view of fact that Lessee was continuously in default, both in terms of payment of rent and performance of covenants under a prior Offer to Lease between the parties dated December 9th, 1996 and under terms of a prior occupancy of the Premises.

13.2 Rights upon Default. Notwithstanding re-entry or termination pursuant to the provisions hereof, Lessee shall remain liable for all rent and damages which may be due or sustained prior thereto, all costs, all professional fees (including, without limitation, solicitors' fees on a solicitor and his client basis) and expenses incurred by the Lessor in leasing the Premises to another tenant. If Lessor elects to re-enter the Premises as herein provided, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for herein, it may either terminate this Lease or it may, from time to time, without terminating this Lease, make such alterations and repairs as are necessary in order to relet the Premises and relet the Premises, in whole or in part, on the Lessee's account and as agent for the Lessee, for such term or terms (which may be for a term extending beyond the Term) and at such rent and upon such other terms, covenants, and conditions as Lessor in its sole discretion considers advisable. Upon each such reletting without termination of the Lease, all Rent received by Lessor from such reletting shall be applied first to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor. second, to the payment of any costs and expenses of such reletting, including brokerage fees and solicitor's fee and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same becomes due and payable hereunder. If such Rent received from such reletting during any month is less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency which shall be calculated and paid monthly in advance on or before the first day of each and every month. No such re-entry or taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Lessee. Notwithstanding any such reletting without termination, Lessor may at any time thereafter, elect to terminate this Lease for such previous breach. If Lessor, at any time, terminates this Lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages It Incurs by reason of such breach, including the cost of recovering the Premises and solicitor's fees (on a solicitor and his client basis);

13.3 Lessor May Perform Covenants. If the Lessee shall fail to perform any of its covenants or obligations under or in respect of this Lease, the Lessor may from time to time at its discretion, perform or cause to be performed any of such covenants or obligations, or any part thereof provided the Lessor has given to the Lessee written notice specifying the breach and allowing the Lessee a ten
(10) day period after the written notice is given to cure same, and for such purpose may do such things upon or in respect of the Premises or any part thereof as the Lessor may consider requisite or necessary. All expenses incurred and expenditures made by or on behalf of the Lessor under this paragraph shall be forthwith paid by the Lessee and if the Lessee fails to pay the same, the Lessor may add the same to the Rent and recover the same by all remedies available to the Lessor for the recovery of Rent in arrears.

14.      DAMAGE TO PREMISES

14.1 Obligation to Repair. If, during the Term or any renewal or extension thereof, the Premises or the Building shall be destroyed or damaged by fire or any of the risks insured against under the provisions of paragraph 12.2 hereof, the following provisions shall have effect:

         (a) If the Premises shall be so badly damaged as to be unfit for occupancy and if in the opinion of a qualified architect licensed to practice as such in the Province of Ontario selected by the Lessor, to be given within fifteen (15) days of the happening of such damage, the Premises shall be incapable, with reasonable diligence, of being repaired and rendered fit for occupation within one hundred and eighty (180) days of the happening of such damage, then the Term shall, at the option of the Lessor, on written notice to be given within fifteen (15) days of receipt of such certificate, cease and be at an end to all intents and purposes from the date of such damage or destruction and if the said option is so exercised, the Lessee shall immediately surrender the sale and yield up possession of the Premises to the Lessor and the Rent hereunder shall be apportioned and paid to the date of such termination; PROVIDED that if the Lessor does not exercise the option to terminate the Lease, the basic rent hereby reserved shall not run or accrue after such damage or while the process of repair is going on, the Lessor will repair to the condition the Premises were in immediately prior to the Lessee making or having made on its behalf any improvements or alterations, with all reasonable diligence and basic rent shall commence immediately after such repairs are substantially completed and the Premises are fit for occupation;

     (b) If the Premises shall in the opinion of the said architect be capable of being repaired and rendered fit for occupation within one hundred and eighty
(180) days of such happening of such damage as aforesaid, but if the damage is such to render the Premises wholly unfit for occupation, then the basic rent hereby reserved shall not run or accrue after such damage or while the process of repair is going on, and the Lessor will repair to the condition the Premises were in immediately prior to the Lessee making or having made on its behalf any improvements or alterations, with all reasonable speed and the rent shall recommence immediately after such repairs are substantially completed and the Premises are fit for occupation;

     (c) If the Premises shall, In the opinion of the said architect, be capable of being repaired within one hundred and eighty (180) days as aforesaid, and if the damage is such that the Premises are, in the opinion of the Lessor, capable of being partially used, then, until such repairs shall have been made to the extent of enabling the use of the damaged portion of the Premises, the basic rent hereby reserved shall abate in the proportion that the part of the Premises rendered unfit for occupancy bears to the whole of the Premises; and the amount of the abatement shall, in the event of the parties not being able to agree thereon, be determined by the architect; and

         (d) If all or a substantial part (whether or not including the Premises) of the Building is so badly damaged as to be unfit for occupancy and if in the opinion of the Lessor, acting reasonably, the Building must be totally or partially demolished, whether or not to be reconstructed in whole or in part, Lessor may elect to terminate this Lease as of the date of such casualty (or on the date of notice if the Premises are unaffected by such casualty) by written notice delivered to the Lessee riot more than 60 days after the date of such casualty.

     14.2 Similar Premises. In repairing, reconstructing or rebuilding the Premises or any part thereof, the Lessor may use designs, plans and specifications other than those used in the original construction and may alter or relocate, or both, any or all of the facilities or improvements provided the Premises as altered or relocated shall be of substantially the same size and otherwise be reasonably comparable to the Premises defined herein. Upon the Lessee being notified in writing by the Lessor that the Lessor's work has been substantially completed, (excluding any leasehold Improvements that were in existence at the Commencement Date or were installed by the Lessee), the Lessee shall forthwith complete all work required to fully restore, rebuild and repair the Premises and the leasehold improvements fit for occupation by the Lessee (in any case, without the benefit of any capital allowance or payments made at the time of original construction by the Lessor to the Lessee in connection with the Premises or leasehold improvements pertaining thereto). The Lessor may, in its sole discretion, proceed to complete the Lessee's portion of the restoration, rebuilding or repair all for the account of the Lessee in accordance with the provisions of paragraph 11.8 hereof;

14.3 Limitation on Abatement. Notwithstanding the foregoing, in no event shall the abatement of rent In this paragraph exceed the proceeds of the rental Income insurance actually recovered by the Lessor. Further, If loss of rental income insurance is payable to a date beyond that on which the Lease would be terminated pursuant to this paragraph, the Lease shall not terminate until the end of the period for which loss of rental income insurance is payable, but all rent due under the Lease shall abate, and the Lessee shall be relieved of all covenants and benefits hereof. If the insurance proceeds actually received by the Lessor are insufficient to reconstruct, rebuild or repair the Premises to the condition they were in immediately prior to the Lessee making or having made on its behalf any improvements or alterations to the Premises and such insufficiency is due to the failure by the Lessor to comply with its obligations under paragraph 12.2 of this Lease or by reason of the Lessor's insurer or insurers denying Liability under any insurance policy due to any wrongful act or omission of the Lessor or any person for which it is responsible at law, then notwithstanding on any other term or provision of this Lease, the Lessor shall be deemed to have actually received insurance proceeds in an amount equal to that amount which it would have received had the Lessor not failed to comply with its obligations under paragraph 12.2 or had the Lessor's insurer or insurers not denied Liability as aforesaid.

15.      INSPECTION

         Provided that during the Term any person or persons may inspect the Premises and all parts thereof at all reasonable times, on producing a written order to that effect signed by the Lessor or the Lessor's agent.

16.      SIGNS

         The Lessee shall not paint, display, inscribe or place any sign, symbol, notice or lettering of any kind anywhere outside the Premises or within the Premises so as to be visible from the outside of the Building with the exception only that the Lessee shall have the right to install corporate signage on the existing pylon sign and on the exterior of the Building (which sign(s) shall be subject to the Lessor's written approval as to size, design, location and installation. and to the approval of the City of Nepean ). All such signage or listing(s) shall be at Lessee's entire expense.

17.      RULES AND REGULATIONS

         The Lessee and its officers, directors, servants, agents and all persons visiting or doing business with it shall be bound by and shall observe the rules and regulations attached to this Lease as Schedule "C" hereto and any further and other reasonable rules and regulations hereafter made by the Lessor of which notice shall be given to the Lessee, and all such rules and regulations shall be deemed to be incorporated into and form part of this Lease.

18.      LESSOR'S RIGHT TO SHOW PREMISES

         The Lessor shall have the right during the last twelve (12) months of the Term hereby granted, at all reasonable times during normal business hours and upon reasonable notice to the Lessee to enter and show the Premises to prospective tenants.

19.      PARKING

         The Lessee shall have the exclusive right, at no additional cost, to the use of the parking area as outlined In blue on Schedule "C" attached hereto.

20.       SUBORDINATION OF LEASE

         This Lease is subject and subordinate to all mortgages or deeds of trust and all renewals, modifications, consolidations, replacements and extensions thereof which may now or at any time hereafter affect the Premises, the Building or Lands, in whole or in part, and whether or not such mortgages or deeds of trust shall affect only the Premises, the Building or the Lands, or shall be blanket mortgages or deeds of trust affecting other premises or lands as well. The Lessee shall at any time on notice from the Lessor attorn to and become a tenant of a mortgagee or trustee under any such mortgage or deed of trust upon the same terms and conditions as set forth in this Lease and shall execute promptly on request by the Lessor any certificates, instruments of postponement or attornment or other instruments from time to time requested to give full effect to this requirement or to set out the status of this Lease and the state of accounts between the Lessor and the Lessee, and the Lessee hereby constitutes the Lessor the agent or attorney of the Lessee for the purpose of executing any such certificates, instruments or postponement or attornment or other instruments necessary to give full effect to this clause;

21.      REGISTRATION OF LEASE

         The Lessee shall not register this Lease but may register a notice of or a short form of lease solely for the purpose of giving notice of this Lease and the Lessee's interest therein. The notice shall (i) be prepared by the Lessee or its solicitors at the Lessee's sole expense and be approved by the Lessor within fifteen (15) days following delivery of the form of notice, and if the Lessor has not indicated Its dissatisfaction with the form of notice within such period, the Lessor shall be deemed to have approved the notice, and (ii) not disclose any financial terms or provisions. All costs, expenses and taxes necessary to register or file the notice shall be the sole responsibility of the

Lessee.

22.      FINANCIAL INFORMATION

         The Lessee agrees that it will, upon request, provide the Lessor with such information as to the Lessee's financial standing and corporate organization as the Lessor or its mortgagees may require from time to time. If the Lessee fails to provide such information within seven (7) days after the Lessor's request for the same such failure shall constitute a default under the terms of this Lease.

23.      INDEMNITY

         Intentionally Deleted.

24.      GENERAL PROVISIONS

24.1 Legal Fees. If the Lessor shall commence an action for collection of rent or other sums payable under this Lease or if the same shall be collected upon the demand of a solicitor or if the Lessor shall commence an action to compel performance of any of the terms, conditions, covenants or provisos under this Lease or for damages for failure of the Lessee to perform the same or if the same shall be performed upon the demand of a solicitor then, unless the Lessor shall lose such action, the Lessor shall collect from the Lessee and the Lessee shall pay to the Lessor all reasonable solicitor's fees in respect thereof on a solicitor and his own client basis;

24.2 No Waiver. No condoning, excusing, overlooking or delay in acting upon by the Lessor of any default, breach or non-observance by the Lessee at any time or times in respect of any covenant, proviso or condition in this Lease shall operate as a waiver of the Lessor's rights under this Lease in respect of any such or continuing subsequent default, breach or non-observance and no waiver shall be inferred from or implied by anything done or omitted by the Lessor except an express waiver in writing;

     24.3 Remedies Cumulative. All rights and remedies of the Lessor set forth in this Lease shall be cumulative and not alternative;

24.4. Assignment By Lessor. If the Lessor shall assign this Lease to a mortgagee or mortgagees of the Premises or of the Building or to any other person or persons whatsoever the Lessor shall nonetheless be entitled to exercise all rights and remedies reserved under this Lease without providing evidence of the approval or consent of such mortgagee, mortgagees or any other persons whatsoever.

24.5 Impossibility Of Performance. It is understood and agreed that whenever and to the extent that the Lessor shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any statute, law, order-in-council or by-law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, whether federal, provincial or municipal, or by reason of any other cause beyond its control whether of the foregoing character or not, the Lessor shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Lessee shall not be entitled to compensation for any loss, inconvenience, nuisance or discomfort thereby occasioned;

24.6 Not Interference. The Lessor shall have the right to run utility lines, pipes, roof drainage pipes, conduit wire, or duct work where necessary, through above-ceiling space, column space, the interiors of walls and beneath the floors of the Premises and to maintain the same in a manner which does not unduly interfere with the Lessee's use thereof;

24.7 References. Whenever in this Lease reference is made to the Premises it shall include all structures, Improvements and erections in or upon the Premises or any part thereof from time to time. Whenever in this Lease reference is made to the Building, it shall include all structures, improvements and erections in or about the Lands or any part thereof from time to time;

24.8 No Set-Off. All amounts payable by the Lessee to the Lessor under this lease shall be deemed to be rent, except if otherwise specifically provided, and the Lessor shall have all rights against the Lessee for default in any such payment as in the case of arrears of rent. Rent shall be paid to Lessor without deduction or set-off in legal tender of the jurisdiction in which the Building is located. The Lessee's obligation to pay rent shall survive the expiration or earlier termination of this Lease;

24.9 Partial Invalidity. If any clause or clauses or part or parts of clauses in this Lease be illegal or unenforceable it or they shall be considered separate and several from the Lease and the remaining provisions of the Lease shall remain in full force and effect and shall be binding upon the parties hereto as though the said clause or clauses or part or parts of clauses had never been included;

24.10 Gender. Whenever a word Importing the singular number only is used in the Lease such word shall Include the plural and words importing either gender or firms or corporations shall include the persons or other gender and firms or corporations where applicable. Any reference to the Term shall, unless the context otherwise requires, be deemed to include any renewals hereof.

24.11 Joint And Several Liability. If more than one individual, corporation, partnership or other business association sign this Lease as Lessee or Guarantor, the Liability of each such individual, corporation, partnership or other business association to pay rent and to perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Lessee or Guarantor is a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal Liability, the Liability of each such member shall be joint and several;

24.12 No right to Encumber. The Lessee shall not mortgage or otherwise encumber its interest in this Lease or any sublease thereof:

24.13 Entire Agreement. The Lessee acknowledges that there are no covenants, representations, warranties, agreements or conditions, expressed or implied, collateral or otherwise, forming part of or in any way affecting or relating to this Lease, save as expressly set out or incorporated by reference in this Lease and that this Lease constitutes the entire agreement duly executed by the Lessor and the Lessee;

24.14 Notices. Any notice, request or demand herein provided for or given hereunder If given by the Lessee to the Lessor shall be sufficiently given if delivered personally or mailed by registered mail, postage prepaid, addressed to the Lessor at One Antares Drive, Suite 510, Nepean, Ontario, K2E 8C4. Any notice herein provided for or given hereunder if given by the Lessor to the Lessee shall be sufficiently given if delivered personally or mailed as aforesaid addressed to the Lessee at the Premises. Any notice mailed as aforesaid shall be conclusively deemed to have been given If delivered, upon delivery, or if mailed on the third day following the day on which such notice is mailed as aforesaid. Either the Lessor or the Lessee may at any time give notice in writing to the other of any change of address of the party giving such notice and form and after the giving of such notice the address therein specified shall be deemed to be the address of such party for the giving of such notices thereafter;

24.15    Schedules. Schedules "A", "B", and "C" shall form part of this Lease;

24.16 Successors And Assigns. Subject to paragraph 9.16 and except as otherwise specifically provided, the covenants, terms and conditions in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto;

24.17 Governing Law. This Lease shall be construed in accordance with and governed by the laws of the Province of Ontario.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Lease under seal.

SIGNED, SEALED AND DELIVERED                ) CURB II 1993 LIMITED PARTNERSHIP
                                                 ) by its duly appointed agent,
                                                     )COLONNADE DEVELOPMENT
                                                     ) INCORPORATED
                                                     )
 in the presence of                                  )
                                                  ) PER: ______________________
                                                     )
                                                     ) NAME
                                                     ) TITLE
                                                     )
                                                     )CPAD TECHNOLOGIES INC.
                                                     )
                                                  ) PER: ______________________
                                     ) NAME:

                                    ) TITLE:

                                                         Schedule "D"
                                                     Rules and Regulations

         The Lessee covenants and agrees to comply with the following rules and regulations:

1. The Lessee shall not perform any acts or carry on any practice which may damage the Common Areas or be a nuisance to any other tenant in the Building.

2. In regard to the use and occupancy of the Premises, the Lessee shall:

     (a) keep the inside of all glass in the doors and windows of the Premises clean;

         (b) maintain the Premises, at its expense, in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests;

         (c) keep any garbage, trash, rubbish or refuse in containers within the interior of the Premises until removed as herein provided;

         (d) have such garbage, trash, rubbish or refuse removed at its expense on a regular basis as prescribed by the Lessor.

         (e)      comply with all laws, by-laws,  rules and authorities,  now or
                  hereafter  in  effect;   and   regulations   of   governmental
                  authorities, now or hereafter in effect; and

         (f) conduct its business in all respects in a dignified manner in accordance with the highest standards of operation.

3. In regard to the use and occupancy of the Premises and Common Areas, the Lessee shall not:

     (a) cause or permit objectionable odors to emanate or be dispelled from the Premises;

         (b)      solicit business in the Common Areas;

         (c) distribute handbills or other advertising matter to, in or upon any automobiles parked in the parking areas;

         (d) permit the parking of delivery vehicles so as to interfere with the use of any driveway, walkway or Common Area;

     (e) mount or place an antenna of any nature on the exterior of the Premises;

         (f) use the plumbing facilities for any other purpose than that for which they are constructed, or throw any foreign substance of any kind therein;

     (g) use any part of the Premises for lodging, sleeping or any illegal purposes;


         (h) cause, permit or suffer any machines selling merchandise, rendering services or providing, however operated, entertainment, including vending machines, to be present on the Premises unless consented to in advance in writing by the Lessor. ,

         (i)      park any vehicle over-night in the Common Areas; or

         (h)      park trailers in the Common Areas at any time.

4. The sidewalks, entries, passages and staircases shall not be obstructed or used by the Lessee, his agents, servants, contractors, invitees or employees for any purpose other than access to and access from the Premises. The Lessor reserves entire control of all of the Common Areas and shall have the right to place such signs and appliances therein, as it may deem advisable, provided that ingress to and egress from the Premises is not unduly impaired thereby.

5. Lessor may from time to time adopt appropriate systems and procedures for security or safety of the Building, and persons occupying, using or entering same, or any equipment, furnishings or contents thereof, and the Lessee shall comply with the Lessor's reasonable requirements relative thereto.

6. The Lessee shall not place in or move about the Premises without the Lessor's prior written consent any safe or other heavy article which on the Lessor's reasonable opinion may damage the Building and the Lessor may designate the location of any heavy article in the Premises.